EXHIBIT 32

                           CERTIFICATIONS PURSUANT TO

                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with this annual report on Form 10-K/A of Netsmart Technologies, Inc., for the period ended December 31, 2004, I James L. Conway, Chief Executive Officer of Netsmart Technologies, Inc., hereby certify pursuant to 18 U.S.C.ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

1. This Form 10-K/A for the period ended December 31, 2004 fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in this Form 10-K/A for the period ended December 31, 2004 fairly presents, in all material respects, the financial condition and results of operations of Netsmart Technologies, Inc.

Date:  December 8, 2005

By:  /s/James L. Conway
     ------------------------------
     James L. Conway
     Chief Executive Officer
     (Principal Executive Officer)


In connection with this annual report on Form 10-K/A of Netsmart Technologies, Inc. for the period ended December 31, 2004, I, Anthony F. Grisanti, Chief Financial Officer of Netsmart Technologies, Inc., hereby certify pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

1. This Form 10-K/A for the period ended December 31, 2004 fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in this Form 10-K/A for the period ended December 31, 2004 fairly presents, in all material respects, the financial condition and results of operations of Netsmart Technologies, Inc.

Date:  December 8, 2005

By:   /s/Anthony F. Grisanti
      -----------------------------
      Anthony F. Grisanti
      Chief Financial Officer
      (Principal Financial Officer)

A signed original of this written statement required by Section 906 has been provided to Netsmart Technologies, Inc. and will be retained by Netsmart Technologies, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.